UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d)

 of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2015

CLEVELAND BIOLABS, INC.

 (Exact name of registrant as specified in its charter)

DELAWARE	001-32954	20-0077155
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

73 High Street

 Buffalo, New York 14203

 (Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (716) 849-6810

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Company Subscription Agreement

On December 18, 2015, Cleveland BioLabs, Inc. (the “Company”) entered into a stock subscription agreement (the “Subscription Agreement”) with an accredited investor, Open Joint Stock Company “Rusnano,” a company organized under the laws of the Russian Federation (“Rusnano”), pursuant to which the Company agreed to issue and sell to Rusnano an aggregate of 256,215 shares of the Company’s common stock, par value $0.005 per share (the “Shares”), for an aggregate purchase price equivalent to approximately $1,140,200, or $4.45 per share. In lieu of paying the aggregate purchase price in cash, Rusnano agreed to apply the value of the Shares to partially satisfy the obligations owed by Panacela Labs, Inc., a Delaware corporation and majority-owned joint venture of the Company (“Panacela”), to Rusnano under certain existing arrangements (the “Panacela Loan”). Prior to the date of the Subscription Agreement, Rusnano was, and remains, a significant stockholder of Panacela.

The Subscription Agreement also contains provisions providing that within 60 days of the closing of the sale of the Shares, the Company will file a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), registering the resale of the Shares by Rusnano. The Company is further required to use its reasonable best efforts to keep the registration statement effective until the earlier of the date that all of the shares of Company common stock covered by the registration statement, including the Shares, are sold or the date that such shares can be sold publicly without any volume limitation under Rule 144 under the Securities Act. The Company will bear all expenses of such registration, other than any underwriting discounts, selling fees or commissions, in the case of an underwritten offering, or any stock transfer taxes. Each of the Company and Rusnano have agreed to indemnify the other under certain circumstances and each made certain customary representations and warranties to one another.

The Shares have not been registered under the Securities Act, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The Company is relying on the private placement exemption from registration provided by Section 4(a)(2) of the Securities Act and by Rule 506 of Regulation D promulgated thereunder by the Securities and Exchange Commission (the “SEC”). The Company will file a Form D with the SEC in accordance with the requirements of Regulation D.

This description of the Subscription Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Subscription Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Panacela Subscription Agreements

Also on December 18, 2015, Panacela entered into a stock subscription agreement with each of Rusnano and the Company (each, a “Panacela Subscription Agreement,” and together, the “Panacela Subscription Agreements”) pursuant to which Panacela agreed to issue and sell to such stockholders an aggregate of 24,724 shares of Panacela’s common stock, par value $0.001 per share (the “Panacela Shares”), for an aggregate purchase price of approximately $2,902,600. The Panacela Shares were only offered to all current stockholders of Panacela in an offering exempt from registration under the Securities Act (the “Panacela Offering”). Pursuant to the terms of the Panacela Offering, each current stockholder of Panacela was entitled to purchase the number of Panacela Shares equal to his, her or its pro rata percentage interest in Panacela immediately prior to the commencement of the Panacela Offering. However, no stockholders of Panacela other than the Company and Rusnano elected to purchase Panacela Shares. Accordingly, pursuant to the terms of the Panacela Offering, the Company purchased all Panacela Shares offered that were not purchased by stockholders to whom the offer was extended.

Pursuant to the Panacela Subscription Agreements:

(i)	the Company purchased Panacela Shares, valued at approximately $2,196,600, in exchange for (1) offsetting part of the purchase price against approximately $333,300 owed by Panacela to the Company, (2) agreeing to use approximately $723,100 of its own cash to pay approximately $291,000 to Rusnano in partial satisfaction of amounts owed by Panacela under the Panacela Loan, to pay approximately $412,200 in outstanding trade payables owed by Panacela and to pay approximately $19,900 directly to Panacela and (3) an agreement by the Company to issue the Shares, valued at approximately $1,140,200 to Rusnano under the Subscription Agreement in satisfaction of the remaining amounts owed by Panacela to Rusnano under the Panacela Loan; and

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(ii)	Rusnano purchased Panacela Shares in exchange for an agreement to offset the value of the Panacela Shares being purchased, approximately $706,000, against part of the amount owed to it by Panacela under the Panacela Loan.

As described below, upon consummation of each of the issuance and sale of the Shares to Rusnano under the Subscription Agreement and the Panacela Offering, both of which closed on December 18, 2015, the remaining amount outstanding under the Panacela Loan will be deemed fully paid and satisfied.

This description of each of the Panacela Subscription Agreement entered into between Panacela and the Company and the Panacela Subscription Agreement between Rusnano and the Company do not purport to be complete and are subject to and qualified in their entirety by reference to the full text of each such Panacela Subscription Agreement, which are attached as Exhibit 10.2 and 10.3 to this Current Report on Form 8-K, and are incorporated herein by reference.

Acknowledgement Agreement

In connection with the sale of the Shares and the Panacela Shares, the Company, Panacela and Rusnano entered into an Acknowledgement Agreement, also dated December 18, 2015 (the “Acknowledgement Agreement”). Under the terms of the Acknowledgement Agreement, Panacela agreed to undertake the Panacela Offering, the Company agreed to issue and sell the Shares to Rusnano under the Subscription Agreement and Rusnano agreed that upon the closing of those transactions, (i) it will waive any accrued and unpaid interest on the principal of Panacela Loan from and after October 13, 2015 and (ii) the remaining amount outstanding under the Panacela Loan will be deemed fully paid and satisfied. The parties also agreed that the Warrant to Purchase Common Stock, dated September 3, 2013, issued by the Company to Rusnano (the “Warrant”) would be cancelled effective upon the closing of the transactions contemplated under the Acknowledgement Agreement. Each of the Company, Panacela and Rusnano made customary representations and warranties to one another.

This description of the Acknowledgement Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Acknowledgement Agreement, which is attached as Exhibit 10.4 to this Current Report on Form 8-K, and is incorporated herein by reference.

Amendment to Convertible Loan Agreement

In connection with the transactions described above, the Company entered into Amendment and Supplemental Agreement No. 1 to the Convertible Loan Agreement, dated as of December 18, 2015 (the “Loan Amendment”), by and among the Company, Panacela and Rusnano under which the parties agreed to amend the Convertible Loan Agreement, dated as of September 3, 2013 (the “Original Loan Agreement”), which governs the terms of the Panacela Loan. In the Loan Amendment, the parties agreed to change the maturity date to December 30, 2015 from the date that was 730 days after the day the Panacela Loan was made and that no interest on the principal amount of the Panacela Loan would accrue from and after October 13, 2015 so long as the Panacela Loan was paid in full by December 30, 2015. Additionally, under the Loan Amendment, Rusnano agreed, consistent with the terms of the Acknowledgement Agreement, that upon the closing of those transactions, the remaining amount outstanding under the Panacela Loan will be deemed fully paid and satisfied.

This description of the Loan Amendment does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Loan Amendment, which is attached as Exhibit 10.5 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

As previously disclosed, on September 3, 2013, in consideration of the benefits to be received by Panacela under the Original Loan Agreement, the Company issued to Rusnano the Warrant. The Warrant entitled Rusnano to purchase that number of shares of the Company’s common stock equal to the product of 69.2% of any outstanding amount remaining unpaid under the Panacela Loan at the time of exercise, divided by the exercise price. The Warrant had an exercise price of $33.88, which was subject to certain customary adjustments. On December 18, 2015, in connection with the consummation of the transactions contemplated in the Subscription Agreement, the Panacela Subscription Agreements, the Acknowledgement Agreement and the Loan Amendment, the Company and Rusnano terminated the Warrant.

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Other than in respect of the Warrant, the Company and its affiliates and Rusnano continue to have a material relationship, as the Company and/or Panacela are parties with Rusnano to the Subscription Agreement, the Panacela Subscription Agreement between Rusnano and Panacela, the Acknowledgement Agreement and the Original Loan Agreement, as amended by the Loan Amendment. Rusnano is also a significant stockholder of Panacela and, as a result of its purchase of the Shares, a stockholder of the Company.

Item 8.01	Other Events.

On December 21, 2015, the Company issued a press release relating to the issue and sale of the Shares by the Company to Rusnano, the Panacela Offering and the satisfaction of the Panacela Loan. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
10.1	Stock Subscription Agreement, dated as of December 18, 2015, between Cleveland BioLabs, Inc. and Open Joint Stock Company “Rusnano”
10.2	Stock Subscription Agreement, dated as of December 18, 2015, between Panacela Labs, Inc. and Cleveland BioLabs, Inc.
10.3	Stock Subscription Agreement, dated as of December 18, 2015, between Panacela Labs, Inc. and Open Joint Stock Company “Rusnano”
10.4	Acknowledgement Agreement, dated as of December 18, 2015, among Cleveland BioLabs, Inc., Panacela Labs, Inc. and Open Joint Stock Company “Rusnano”
10.5	Amendment and Supplemental Agreement No. 1 to the Convertible Loan Agreement, dated as of December 18, 2015, among Cleveland BioLabs, Inc., Panacela Labs, Inc. and Open Joint Stock Company “Rusnano”
99.1	Press release of Cleveland BioLabs, Inc.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are based on the Company’s current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that future developments affecting the Company will be those that the Company has anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the risks and uncertainties described in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 and in its other filings from time to time filed with the SEC. Should one or more of these risks or uncertainties materialize, or should any of the Company’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 24, 2015	CLEVELAND BIOLABS, INC.

	By:	/s/ Yakov Kogan
Yakov Kogan
Chief Executive Officer

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INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Stock Subscription Agreement, dated as of December 18, 2015, between Cleveland BioLabs, Inc. and Open Joint Stock Company “Rusnano”
10.2	Stock Subscription Agreement, dated as of December 18, 2015, between Panacela Labs, Inc. and Cleveland BioLabs, Inc.
10.3	Stock Subscription Agreement, dated as of December 18, 2015, between Panacela Labs, Inc. and Open Joint Stock Company “Rusnano”
10.4	Acknowledgement Agreement, dated as of December 18, 2015, among Cleveland BioLabs, Inc., Panacela Labs, Inc. and Open Joint Stock Company “Rusnano”
10.5	Amendment and Supplemental Agreement No. 1 to the Convertible Loan Agreement, dated as of December 18, 2015, among Cleveland BioLabs, Inc., Panacela Labs, Inc. and Open Joint Stock Company “Rusnano”
99.1	Press release of Cleveland BioLabs, Inc.

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